Invesco Global Real Estate Income Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2019
invesco.com/us	GREI-QTR-1 05/19	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–60.76%
Australia–3.43%
Dexus	511,073	$4,578,899
GPT Group (The)	780,783	3,115,077
Man In The Mirror Pty. Ltd.	578,071	5,364,388
Mirvac Group	2,270,019	4,759,392
Scentre Group	2,879,711	7,573,519
		25,391,275
Canada–1.57%
Allied Properties REIT	167,900	6,038,487
Chartwell Retirement Residences	83,110	891,606
H&R Real Estate Investment Trust	234,600	3,957,443
Killam Apartment REIT	53,300	748,077
		11,635,613
France–2.20%
ICADE	42,491	3,605,899
Klepierre S.A.	125,444	4,265,417
Unibail-Rodamco-Westfield	55,592	8,406,051
		16,277,367
Germany–4.50%
Aroundtown S.A.	530,397	4,503,584
Deutsche Wohnen S.E.	118,545	5,595,358
Grand City Properties S.A.	227,374	5,841,852
LEG Immobilien AG	64,313	7,680,634
Vonovia S.E.	183,872	9,643,928
		33,265,356
Hong Kong–4.63%
CK Asset Holdings Ltd.	501,500	3,618,753
Hang Lung Properties Ltd.	1,168,000	2,453,056
Henderson Land Development Co. Ltd.	828,300	4,273,246
Hongkong Land Holdings Ltd.	184,800	1,204,932
Link REIT	478,500	5,736,346
New World Development Co. Ltd.	2,807,000	4,126,063
Sino Land Co. Ltd.	1,018,000	1,624,810
Sun Hung Kai Properties Ltd.	526,000	8,314,493
Swire Properties Ltd.	494,400	2,033,631
Wharf Real Estate Investment Co. Ltd.	128,000	872,088
		34,257,418
Ireland–0.17%
Green REIT PLC	667,161	1,289,838
Italy–0.22%
Infrastrutture Wireless Italiane S.p.A., REGS(a)	178,467	1,618,478
Shares		Value
Japan–6.88%
Advance Residence Investment Corp.	756	$2,188,693
Daiwa Office Investment Corp.	418	2,895,435
InvIncible Investment Corp.	5,782	3,078,069
Japan Hotel REIT Investment Corp.	3,076	2,493,812
Japan Real Estate Investment Corp.	464	2,760,789
Japan Rental Housing Investments, Inc.	4,077	3,245,913
Japan Retail Fund Investment Corp.	1,503	3,030,102
Kenedix Office Investment Corp.	162	1,117,366
Kenedix Retail REIT Corp.	481	1,187,008
Mitsubishi Estate Co., Ltd.	254,100	4,660,485
Mitsui Fudosan Co., Ltd.	339,500	8,205,401
Mitsui Fudosan Logistics Park, Inc.(b)	559	1,777,909
Nippon Prologis REIT, Inc.(b)	2,222	4,837,702
ORIX JREIT, Inc.	1,352	2,426,114
Sekisui House Reit, Inc.	1,956	1,461,545
Sumitomo Realty & Development Co., Ltd.	79,300	2,920,019
Tokyo Tatemono Co., Ltd.	64,600	671,403
Tokyu Fudosan Holdings Corp.	342,700	1,906,775
		50,864,540
Singapore–1.65%
Ascendas REIT	1,215,600	2,583,976
CapitaLand Commercial Trust	765,200	1,075,113
CapitaLand Ltd.	529,700	1,241,713
City Developments Ltd.	472,200	2,825,764
Mapletree Commercial Trust	1,598,700	2,222,852
Mapletree Logistics Trust	2,083,200	2,214,103
		12,163,521
South Africa–0.43%
Growthpoint Properties Ltd.	719,844	1,195,412
Redefine Properties Ltd.	1,646,639	1,025,491
SA Corporate Real Estate Ltd.	4,829,286	969,421
		3,190,324
Spain–1.37%
Atlantica Yield PLC	171,979	3,688,950
Cellnex Telecom S.A., REGS(a)(b)	45,789	1,608,188
Merlin Properties SOCIMI, S.A.	362,051	4,813,134
		10,110,272
Sweden–0.90%
Fabege AB	88,131	1,322,333
Hufvudstaden AB, Class A	227,005	3,716,422
Wihlborgs Fastigheter AB	109,866	1,598,105
		6,636,860
Switzerland–0.67%
Swiss Prime Site AG(b)	60,793	4,951,825

See accompanying notes which are an integral part of this schedule.
Invesco Global Real Estate Income Fund

Shares		Value
United Kingdom–2.56%
Assura PLC	3,508,600	$2,844,618
Big Yellow Group PLC	95,820	1,230,977
Land Securities Group PLC	535,471	5,611,990
SEGRO PLC	519,208	4,575,859
Tritax Big Box REIT PLC	1,812,063	3,391,568
Workspace Group PLC	113,748	1,268,902
		18,923,914
United States–29.58%
Agree Realty Corp.	42,336	2,834,395
Alexandria Real Estate Equities, Inc.	29,331	4,294,352
American Campus Communities, Inc.	96,644	4,476,550
American Tower Corp.	38,564	8,051,006
Apple Hospitality REIT, Inc.	229,732	3,547,062
AvalonBay Communities, Inc.	86,228	17,505,146
Boston Properties, Inc.	98,296	12,860,066
Crown Castle International Corp.	85,803	11,155,248
CyrusOne, Inc.	89,068	5,258,575
Digital Realty Trust, Inc.	50,427	5,936,267
EastGroup Properties, Inc.	24,534	2,723,274
Essential Properties Realty Trust, Inc.	146,003	3,104,024
Essex Property Trust, Inc.	33,374	9,736,531
Extra Space Storage, Inc.	21,077	2,258,611
Federal Realty Investment Trust	28,752	3,758,749
Four Corners Property Trust, Inc.	103,174	2,967,284
HCP, Inc.	184,509	5,850,780
Healthcare Realty Trust, Inc.	202,683	6,534,500
Highwoods Properties, Inc.	61,810	2,710,987
Hudson Pacific Properties, Inc.	287,968	9,621,011
Liberty Property Trust	116,089	5,510,745
Macerich Co. (The)	65,950	2,395,964
Mid-America Apartment Communities, Inc.	95,819	10,940,613
National Health Investors, Inc.	18,596	1,460,716
National Retail Properties, Inc.	144,746	7,748,253
Park Hotels & Resorts, Inc.	72,574	2,004,494
Prologis, Inc.	133,590	9,841,575
Public Storage	57,918	13,777,534
QTS Realty Trust, Inc., Class A	102,112	4,714,511
Retail Opportunity Investments Corp.	142,875	2,391,728
RLJ Lodging Trust	133,314	2,289,001
Simon Property Group, Inc.	69,291	11,231,378
STAG Industrial, Inc.	75,402	2,200,230
Sunstone Hotel Investors, Inc.	214,709	2,881,395
Ventas, Inc.	46,749	3,005,961
VICI Properties, Inc.	82,949	1,839,809
Weingarten Realty Investors	107,995	3,045,459
Welltower, Inc.	30,678	2,491,667
Zayo Group Holdings, Inc.(b)	117,322	3,836,429
		218,791,880
Total Common Stocks & Other Equity Interests (Cost $396,113,375)		449,368,481
Principal Amount		Value
Collateralized Mortgage Obligations–17.51%
United States–17.51%
Banc of America Merrill Lynch Large Loan, Inc.,
Series 2013-FRR1, Class A1, 0.00%, 12/26/2020(a)(c)	$6,650,000	$6,227,559
Series 2016-FR13, Class A, 1.64%, 08/27/2045(a)(d)	5,000,000	4,609,999
Barclays Commercial Mortgage Securities LLC, Series 2013-TYSN, Class E, 3.71%, 09/05/2032(a)	7,800,000	7,829,810
Braemar Hotels & Resorts Trust, Series 2018-PRME, Class E, 4.84% (1 mo. USD LIBOR + 2.40%), 06/15/2035(a)(e)	7,000,000	7,013,486
BX Trust, Series 2018-MCSF, Class E, 4.59% (1 mo. USD LIBOR + 2.15%), 04/15/2035(a)(e)	500,000	499,436
Commercial Mortgage Trust, Series 2014-CR21, Class D, 3.92%, 12/10/2047(a)(d)	10,711,000	9,850,355
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class G, 4.94% (1 mo. USD LIBOR + 2.50%), 07/15/2032(a)(e)	8,244,000	8,200,964
GS Mortgage Securities Trust, Series 2015-590M, Class E, 3.81%, 10/10/2035(a)(d)	9,500,000	9,513,157
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class E, 4.65%, 01/15/2026(a)(d)	7,805,000	7,649,894
Series 2015-FRR2, Class AK36, 2.23%, 12/27/2046(a)(d)	9,890,000	9,224,522
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, 4.99%, 09/15/2024(a)	10,000,000	10,304,936
Series 2014-C23,Class RIM, 4.30%, 09/15/2047(a)	10,000,000	9,889,917
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class D, 4.12%, 05/15/2046(a)(d)	14,190,000	13,786,277
Series 2013-C12, Class D, 4.77%, 10/15/2046(a)(d)	13,510,000	13,757,330
Morgan Stanley Capital I Trust,
Series 2017-CLS, Class F, 5.04% (1 mo. USD LIBOR + 2.60%), 11/15/2034(a)(e)	7,700,000	7,679,127
Series 2017, Class E, 4.39% (1 mo. USD LIBOR + 1.95%), 11/15/2034(a)(e)	216,000	215,146
Series 2006-IQ11, Class B, 6.27%, 10/15/2042(d)	270,000	271,450
New Orleans Hotel Trust, Series 2019-HNLA, Class F, 6.19% (1 mo. USD LIBOR + 3.69%), 04/15/2032(a)(e)	3,000,000	2,993,870
Total Collateralized Mortgage Obligations (Cost $123,729,214)		129,517,235
See accompanying notes which are an integral part of this schedule.
Invesco Global Real Estate Income Fund

Shares		Value
Preferred Stocks–15.86%
United States–15.86%
American Homes 4 Rent, 6.50%, Series D, Pfd.	198,066	$5,337,879
American Homes 4 Rent, 6.35%, Series E, Pfd.	357,532	9,574,707
American Homes 4 Rent, 5.88%, Series F, Pfd.	170,449	4,203,272
American Homes 4 Rent, 5.88%, Series G, Pfd.	74,800	1,891,692
American Homes 4 Rent, 6.25%, Series H, Pfd.	73,300	1,892,606
CenterPoint Energy, Inc., 6.13%, Series A, Pfd.	1,958,000	2,018,776
Crown Castle International Corp., 6.88%, Series A, Pfd.	8,636	10,239,878
DCP Midstream, L.P., 7.88%, Series B, Pfd.	200,900	4,811,555
DCP Midstream, L.P., 7.95%, Series C, Pfd.	78,100	1,940,785
Digital Realty Trust, Inc., 6.35%, Series I, Pfd.	165,900	4,341,603
Digital Realty Trust, Inc., 5.25%, Series J, Pfd.	136,500	3,412,500
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A, Pfd.	195,800	979
EnLink Midstream Partners L.P., 6.00%, Series C, Pfd.	1,825,000	1,505,625
National Retail Properties, Inc., 5.70%, Series E, Pfd.	65,900	1,674,519
National Retail Properties, Inc., 5.20%, Series F, Pfd.	117,108	2,860,948
NuStar Logistics L.P., 9.33%, Pfd.	199,400	5,014,910
Pebblebrook Hotel Trust, 6.50%, Series C, Pfd.	173,470	4,406,138
Pebblebrook Hotel Trust, 6.38%, Series E, Pfd.	179,361	4,532,453
Pebblebrook Hotel Trust, 6.30%, Series F, Pfd.	58,006	1,480,893
Public Storage, 4.95%, Series D, Pfd.	231,300	5,703,858
Public Storage, 5.15%, Series F, Pfd.	13,700	344,144
Public Storage, 5.63%, Series U, Pfd.	89,470	2,281,485
QTS Realty Trust, Inc., 7.13%, Series A, Pfd.	181,573	4,702,741
Sempra Energy, 6.00%, Series A, Pfd.	99,304	10,816,192
Summit Hotel Properties, Inc., 6.25%, Series E, Pfd.	252,049	6,200,405
Shares		Value
United States–(continued)
Sunstone Hotel Investors, Inc., 6.95%, Series E, Pfd.	139,400	$3,749,860
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 9.00%, Series A, Pfd.(e)	284,600	7,775,272
Taubman Centers, Inc., 6.50%, Series J, Pfd.	83,310	2,155,230
Vornado Realty Trust, 5.40%, Series L, Pfd.	97,600	2,400,960
Total Preferred Stocks (Cost $115,658,788)		117,271,865
Principal Amount
U.S. Dollar Denominated Bonds & Notes–2.25%
United States–2.25%
Alexandria Real Estate Equities, Inc., 4.60%, 04/01/2022	$2,500,000	2,631,616
Dominion Energy, Inc., Series A, Conv. Investment Units, 6.75%, 08/15/2019	130,600	6,456,864
Equinix, Inc., 5.38%, 01/01/2022	4,975,000	5,099,375
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.25%, 11/15/2023	2,500,000	2,462,500
Total U.S. Dollar Denominated Bonds & Notes (Cost $16,387,780)		16,650,355

Asset-Backed Securities–1.51%
Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class E, 3.79%, 11/15/2032(a)(d) (Cost $10,818,795)	11,150,000	11,176,787
Shares
Money Market Funds–1.80%
Invesco Government & Agency Portfolio, Institutional Class, 2.30%(f)	4,668,093	4,668,093
Invesco Liquid Assets Portfolio, Institutional Class, 2.43%(f)	3,329,810	3,330,809
Invesco Treasury Portfolio, Institutional Class, 2.28%(f)	5,334,964	5,334,964
Total Money Market Funds (Cost $13,333,865)		13,333,866
TOTAL INVESTMENTS IN SECURITIES—99.69% (Cost $676,041,817)		737,318,589
OTHER ASSETS LESS LIABILITIES–0.31%		2,321,153
NET ASSETS–100.00%		$739,639,742
Investment Abbreviations:
Conv.	– Convertible
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REGS	– Regulation S
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar
See accompanying notes which are an integral part of this schedule.
Invesco Global Real Estate Income Fund

Notes to Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2019 was $143,649,238, which represented 19.42% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	Zero coupon bond issued at a discount.
(d)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on May 31, 2019.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2019.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2019.
See accompanying notes which are an integral part of this schedule.
Invesco Global Real Estate Income Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Invesco Global Real Estate Income Fund

B.	Securities Transactions and Investment Income — (continued)
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
E.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
F.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
NOTE 2—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are
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unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of May 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$25,391,275	$—	$25,391,275
Canada	11,635,613	—	—	11,635,613
France	—	16,277,367	—	16,277,367
Germany	—	33,265,356	—	33,265,356
Hong Kong	—	34,257,418	—	34,257,418
Ireland	—	1,289,838	—	1,289,838
Italy	—	1,618,478	—	1,618,478
Japan	—	50,864,540	—	50,864,540
Singapore	—	12,163,521	—	12,163,521
South Africa	—	3,190,324	—	3,190,324
Spain	3,688,950	6,421,322	—	10,110,272
Sweden	—	6,636,860	—	6,636,860
Switzerland	—	4,951,825	—	4,951,825
United Kingdom	—	18,923,914	—	18,923,914
United States	338,995,229	154,412,893	—	493,408,122
Money Market Funds	13,333,866	—	—	13,333,866
Total Investments	$367,653,658	$369,664,931	$—	$737,318,589
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